THIS WARRANT HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933,
         AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED,
         (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                             LASERSIGHT INCORPORATED
                             -----------------------

                       WARRANT TO PURCHASE 500,000 SHARES
                        OF COMMON STOCK (this "Warrant")



     LASERSIGHT INCORPORATED, a Delaware corporation (the "Company"), hereby certifies that, for value received, Foothill Capital Corporation, a California corporation, or registered assigns, is the registered holder of warrants (the "Warrants") to subscribe for and purchase Five Hundred Thousand (500,000) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of the Company, at a price equal to $6.0667 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, $0.001 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean March 31, 1997, and (c) the term "Other Warrants" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the first anniversary of the Date of Grant through and including the fifth anniversary thereof, at which time the Warrant (to the extent unexercised at such time) will be repurchased by the Company in accordance with Section 10.4(a) hereof; provided, however, that from and after the date of the Company's giving notice in accordance with the terms of Section 10.4(c) of its repurchase of certain unexercised Warrants in accordance with the terms of Section 10.4(b), so long as there is not default in the payment of the repurchase price therefor, this Warrant shall cease to be exercisable as to the number of shares of Common Stock specified in such notice (or, if different, such number of shares as are actually repurchased).


     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens, charges, and pre-emptive rights with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of Shares upon the exercise of the Warrants. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events on and after the Date of Grant, as follows:

          a. Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable or to be payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph
(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          b. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          c. Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          d. Rights Offerings. In case the Company shall issue rights, options or warrants to any person or persons who are at the time of such issuance the holders of equity securities of the Company, entitling them to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock) at a price per share of Common Stock (or having a conversion or exchange price per share of Common Stock if a security convertible or exchangeable into Common Stock) less than the fair market value per share of Common Stock on the record date for such issuance (or the date of issuance, if there is no record date), the Warrant Price to be in effect on and after such record date (or issuance date, as the case may be) shall be determined by multiplying the Warrant Price in effect immediately prior to such record date (or issuance date, as the case may be) by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such fair market value on such record date (or issuance date, as the case may be) and (ii) the denominator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). In case such subscription price may be paid in part or in whole in a form other than cash, the fair value of such consideration shall be determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. Such adjustment shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if such issuance had not occurred, but such subsequent adjustment shall not affect the number of Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment is made.

          e. Special Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of evidences of indebtedness or assets (other than dividends and distributions referred to in subparagraphs (b) and (c) above and other than cash dividends) or of subscription rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase shares of any class of equity securities of the Company (excluding those referred to in subparagraph
(d) above), the Warrant Price to be in effect on and after such record date shall be adjusted by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the fair market value per share of Common Stock on such record date, less the fair value (as determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options, warrants, or exchangeable or convertible securities applicable to one (1) share of the Common Stock outstanding as of such record date, and (ii) the denominator of which shall be such fair market value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment was made.

          f. Other Issuances of Securities. In case the Company or any subsidiary shall issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities described in subparagraphs
(f) or (g) of Section 11 hereof or issued in any of the transactions described in subparagraphs (b), (c), (d) or (e) above, (ii) shares issued upon the exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities, and (iii) the Warrants and any shares issued upon exercise thereof), at a price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the fair market value per share of Common Stock on the date the Company fixes the offering price of such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such fair market value per share, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustment, the maximum number of shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this subparagraph (f), the Board of Directors of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this subparagraph (f), the Board of Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, the fair value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment is made. Notwithstanding the foregoing, the provisions of this Section 4(f) shall not apply with respect to director or employee benefit plans of the Company, to the extent (i) authorized and in existence as of the Date of Grant, which (except in the case of certain tax-qualified plans) have been approved by the Company's stockholders as of the Date of Grant, or (ii) securities are granted under a director or employee benefit plan for consideration (or at an exercise price) equal to 100% of the fair market value of such securities on the date of grant, as determined in good faith by the Board of Directors of the Company without giving effect to Section 4(h) hereof; provided that for the purposes of this clause (ii) such consideration must equal at least 95% of the fair market value of the Common Stock as of the date of grant as determined pursuant to Section 4(h).

          g. Adjustment of Number of Shares. Upon each adjustment in the Warrant Price (other than pursuant to Section 4(a)), the number of Shares of Common
Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          h. Determination of Fair Market Value. For purposes of this Section 4, for determining the Warrant Price of this Warrant, and for the purposes of
Section 10.4 hereof, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean (i) if shares of Common Stock are traded as a national securities exchange (an "Exchange"), the average of the closing prices of a share of the Common Stock of the Company on each of the fifteen (15) trading days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal, or (ii) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), (A) the average of the last sale prices reported on NASDAQ or (B) if such shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask prices, in each case on each of the fifteen (15) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported in The Wall Street Journal.

          i. De Minimis Adjustments. In the event any adjustment to the Warrant Price pursuant to this Section 4 (without regard to this subparagraph (i)), if combined with any other adjustments to the Warrant Price not made as a result of the operation of this subparagraph (i) (such other adjustments, the "Carried Forward Adjustments"), would result in a change in the Warrant Price of less the $.01, then notwithstanding any other provision of this Section 4, neither the Warrant Price nor the number of Shares of Common Stock purchasable hereunder shall be adjusted; provided, however, that in the event an adjustment to the Warrant Price pursuant to this Section 4 (without regard to this subparagraph
(i)) would, when combined with the Carried Forward Adjustments, result in a change in the Warrant Price of $.01 or more, then the Warrant Price and the number of Shares of Common Stock purchasable hereunder shall be adjusted to reflect such adjustment and the Carried Forward Adjustments as if this subparagraph (i) had not applied to any such adjustments.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(h) above) of a share of Common Stock on the date of exercise.

     7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

          a. Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED DIRECTLY OR INDIRECTLY."

               In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                    (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

                    (2) The holder understands that this Warrant and the Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Shares, or for a period of one (1) year or any other fixed period in the future.

                    (3) The holder further understands that this Warrant and the Shares must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

                    (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                    (5) The holder further understands that at the time it wishes to sell this Warrant and the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Shares under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

                    (6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          b. Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant, or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel (in form and substance reasonably satisfactory to the Company), if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. The foregoing notwithstanding, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions.

     8. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of the directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9. Registration Rights.

          9.1.     Demand Registration.

               a. The Company covenants and agrees that at any time after receipt of a written request (a "Demand Registration Request") from the holders of this Warrant and the Other Warrants and/or holders of Shares (this Warrant, the Other Warrants, and the Shares are referred to herein, collectively, as the "Securities") (hereinafter, the "Securityholders") constituting at least fifty percent (50%) of the Securities outstanding on such date (determined on an as-exercised basis) and then eligible for inclusion in a registration pursuant to this Section 9.1, stating that the Initiating Securityholders (as defined below) desire and intend to transfer all or a portion of the Securities held by them under such circumstances, the Company shall give notice (the "Registration Notice") to all of the Securityholders within fifteen (15) days of the Company's receipt of such registration request, and the Company shall cause to be included in such requested registration all Securities requested to be included therein by any such Securityholder within fifteen (15) days after such Registration Notice is effective (subject to the provisions of the final sentence of this
Section 9.1(a)). After such second 15-day period, the Company shall file as promptly as practicable a registration statement and use its reasonable best efforts to cause such registration statement to become effective under the Act and remain effective for one hundred and twenty (120) days or such shorter period as may be required if all such Securities covered by such registration statement are sold prior to the expiration of such 120-day period; provided that the Company shall not be obligated to effect any such registration pursuant to this Section 9.1 (i) after the Company has effected two (2) such registrations pursuant to this Section 9.1 or (ii) after the fifth anniversary of the Date of Grant (provided that a registration effective on or before such anniversary date shall remain effective for the full 120-day period (or such shorter period) as is provided for in this sentence above). Each Securityholder making a demand for registration under this Section 9.1 is referred to herein as an "Initiating Securityholder." For purposes of this Section 9, a registration shall not be deemed to have been effected unless a registration statement with regard thereto has been declared effective and remained effective for a period of one hundred and twenty (120) days (or such shorter period as is permitted in the second sentence of this Section 9.1). The foregoing notwithstanding, in the event of an underwritten offering pursuant to this Section 9.1, if the managing underwriter of such offering shall advise the Securityholders in writing that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in the registration shall be included in the following order: (i) first, all of the Securities requested to be included therein by the Initiating Securityholders, (ii) second, the Securities requested to be included therein by the other Securityholders, pro rata among such Securityholders according to the number of Securities requested to be included by each such Securityholder requesting inclusion therein, and (iii) third, the securities the Company proposes to include therein and (iv) fourth, such other securities requested to be included therein, pro rata among the holders of such other securities according to the number of securities requested to be included by each such holder requesting inclusion therein.

               b. For purposes of this Section 9.1, the Securityholders who have requested registration of Warrants, or Shares to be acquired upon the exercise of Warrants not theretofore exercised, shall furnish the Company with an undertaking that they or the underwriters or other persons to whom such Warrants will be transferred have undertaken to exercise such Warrants within a 120-day period determined in accordance with Section 9.1(a).

               c. In the  event of an  underwritten  offering  pursuant  to this
Section 9.1, the Initiating Securityholders requesting registration of the Securities being registered shall be entitled to select the underwriter; provided, that the underwriter so selected shall be subject to approval by the Company, which approval shall not be withheld unreasonably.

               d. Notwithstanding the terms of Section 9.1(a), the Company shall not be required to register the Securities of Securityholders pursuant to
Section 9.1, if the Company elects, at its sole option and to the extent that it may legally do so, to purchase such Securities and completes such purchase pursuant to the provisions of this Section 9.1(d). Within fifteen (15) days after receipt of a Demand Registration Request, the Company may elect to purchase all and not less than all of the Securities that would otherwise be subject to registration pursuant to Section 9.1(a) by providing written notice (the "Purchase Notice") to all of the Securityholders setting forth (i) its election to purchase such Securities, (ii) the purchase price of the Securities, and (iii) the closing date for such purchase. The Company shall thereafter purchase all of the Securities requested to be included in such purchase by the Securityholders within fifteen (15) days after the Purchase Notice becomes effective. The purchase price for each Share shall be the fair market value (as defined in Section 4) of a share of Common Stock on the date of the Demand Registration Request; the purchase price for each Warrant shall be (x) the fair market value (as defined in Section 4) of a share of Common Stock on the date of the Demand Registration Request less (y) the Warrant Price as of such date. The closing of the purchase of the Securities shall take place on the date set forth in the Purchase Notice, which date shall be not less than fifteen (15) not more than forty-five (45) days after the date of the Purchase Notice. At the closing, the Company shall deliver to each Securityholder, in cash, the purchase price for the Securities surrendered by such Securityholder.

          9.2.     Piggy-Back Registration Rights.

               a. The Company covenants and agrees with the Securityholders that in the event, and in each such event, that the Company proposes to file a registration statement under the Act with respect to any of its equity securities (other than pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms), whether or not for its own account, then the Company shall give written notice of such proposed filing to all Securityholders promptly (and in any event at least twenty (20) days before the anticipated filing date). Such notice shall offer to such Securityholders, together with others who have similar rights, the opportunity to include in such registration statement such number of Securities as they may request. The Company shall cause the managing underwriter of a proposed underwritten offering (unless the offering is an underwritten offering of a class of the Company's equity securities other than Common Stock and the managing underwriter has advised the Company in writing that, in its opinion, the inclusion in such offering of Common Stock would materially adversely affect the distribution of such offering) to permit the holders of Securities requested to be included in the registration to include such Securities in the proposed offering and the Company shall use its reasonable best efforts to include such Securities in such proposed offering on the same terms and conditions as any similar securities of the Company included therein. If the offering of which the Company gives notice is a public offering involving an underwriter, the right of a Securityholder to registration pursuant to this Section 9.2 shall be conditioned upon such
Securityholder's participation in such underwriting and the inclusion of the Securities to be sold by such Securityholder in the underwriting. All Securityholders proposing to distribute Securities through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters. The foregoing notwithstanding, in the case of a firm commitment offering on underwriting terms appropriate for such a transaction, other than a registration requested by Securityholders pursuant to Section 9.1, if any such managing underwriter of recognized standing shall advise the Company and the Securityholders in writing that, in its opinion, the distribution of all or a specified portion of the Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in a registration which is a primary underwritten offering on behalf of the Company shall be included in the following order: (i) first, the securities the Company proposes to include therein and (ii) second, such other securities (including the Securities)
requested to be included, pro rata among the holders (including the Securityholders) of such other securities according to the aggregate number of securities held by each such holder requesting inclusion therein.

               b. In the event that a holder or holders of the Company's securities (other than a Securityholder or Securityholders) requests, pursuant to rights granted to such holder or holders, that the Company file a registration statement for the public offering of securities and the Company and the other holders of the Company's securities (including the Securityholders) who have rights to be included in such registration, request to be included in such registration and the managing underwriter of such offering shall advise the Company and the holders requesting inclusion in the offering that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution then, the securities to be included in the registration shall be included in the following order: (i) first, all of the securities requested to be included therein by the holder or holders making the initial request for the registration, and (ii) second, such other securities requested to be included therein by the holders of such other securities, pro rata among the holders of such other securities according to the aggregate number of securities held by each such holder requesting inclusion therein.

          9.3.     Company Covenants; Registration Right Provisions.

               a. In connection with the registration of Securities on behalf of the holders thereof (such Securityholders being referred to herein as "Sellers") in accordance with Section 9.1 or Section 9.2 above, the Company agrees to:

                    (i) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each Seller;

                    (ii) subject to the provisions of Section 9.1(a) and Section 9.2(a) regarding reductions by the managing underwriter, include in the registration statement filed with the SEC, the Securities for which requests for registration have been made; provided, however, that promptly after filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to each Seller copies of all such documents filed including documents incorporated by reference in the registration statement; and notify each Seller of any stop order issued or threatened by the SEC and use its best efforts to prevent the entry of such stop order or to remove it if entered;

                    (iii) prepare and file with the SEC such amendments of and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (A) in the case of a registration pursuant to Section 9.1, for a period of one hundred and twenty (120) days, or, in the case of a registration pursuant to
Section 9.2, for a period of ninety (90) days or such shorter period as such registration may be required of or desired by the Company to be effective or (B) such shorter period as may be required if all such Securities covered by such registration statement are sold prior to the expiration of such periods, and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Sellers set forth in such registration statement; provided, however, that the Company shall not be required to file any registration statement in accordance with Section 9.1 hereof before the first anniversary of the Date of Grant;

                    (iv) furnish to each Seller and each underwriter, if any, without charge, such number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Securities proposed to be sold by such Seller;

                    (v) use its reasonable best efforts to register or qualify such Securities under such other securities or Blue Sky laws of such jurisdictions as any Seller or any such underwriter reasonably requests and keep such registrations or qualifications in effect for so long as such registration statement remains in effect and do any and all acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Securities owned by such Seller; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (v), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any jurisdiction;

                    (vi) notify each Seller, at any time when a prospectus relating to such Seller's Securities is required to be delivered under the Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and as soon as practicable prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                    (vii) cause all such Securities to be listed on any Exchange on which similar securities issued by the Company are then listed (which shall not apply to the Warrants unless similar warrants are then listed);

                    (viii) provide a transfer agent, registrar and CUSIP number for all such Securities not later than the effective date of such registration statement;

                    (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions that the Sellers or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Securities;

                    (x) make available for inspection by the Sellers and their counsel, any underwriter participating in any disposition pursuant to such registration statement, and any counsel retained by any such underwriter, all pertinent financial and other information and corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter or counsel in connection with such registration statement;

                    (xi) use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Sellers or any underwriter may reasonably request;

                    (xii) in the event of an underwritten registration, obtain an opinion of counsel to the Company, addressed to the Sellers and any underwriter, in customary form and including such matters as are customarily covered by such opinions in underwritten registered offerings of equity securities as the Sellers or any underwriter may reasonably request, such opinion to be reasonably satisfactory in form and substance to each Seller; and

                    (xiii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months subsequent to the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

               b. Any other provisions of this Section 9 notwithstanding, upon receipt by the Securityholders of a written notice signed by the chief executive officer, chief operating officer or chief financial officer of the Company to the effect set forth below, the Company shall not be obligated during a reasonable period of time thereafter to effect any registrations pursuant to this Section 9, and the Securityholders agree that they will immediately suspend sales of shares under any effective registration statement for a reasonable period of time, in either case not to exceed ninety (90) days, at any time at which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its affiliates which is material but which has not yet been publicly disclosed or (ii) sales pursuant to the registration statement would materially and adversely affect an underwritten public offering for the account of the Company or any other material financing project or a proposed or pending material merger or other material acquisition or material business combination or material disposition of the Company's assets, to which the Company or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed or sales by the Securityholders pursuant to an effective registration statement are suspended in accordance with this Section 9.3(b), there shall be added (i) to the period during which the Company is obligated to keep a registration effective and (ii) to the period in which the Sellers may request the Company effect a registration pursuant to Section 9.1(a), the number of days for which the registration was postponed or sales were suspended pursuant to this Section 9.3(b).

               c. The Company may require each Seller to furnish to the Company such information regarding the distribution of the Securities proposed to be sold by such Seller and the ownership of the Securities by the Seller as the Company may from time to time reasonably request in writing.

               d. Each Seller agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (vi) of Section 9.3(a) above, such Seller shall forthwith discontinue disposition of Securities pursuant to the registration statement covering such Securities until such Seller's receipt of copies of the supplemented or amended prospectus contemplated by Section 9.3(a)(vi) above and, if so directed by the Company, such Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies in such Seller's possession, of the prospectus covering such Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 9.3(a)(iii) above shall be extended by the number of days during the period from and including the date of giving of such notice to and including the date when each Seller shall have received the copies of the supplemented or amended prospectus contemplated by Section 9.3(a)(vi) above.

               e. The Company shall not file or permit the filing of any registration or comparable statement which refers to any Seller by name or otherwise as the Seller of any securities of the Company unless such reference to such Seller is specifically required by the Act or any similar federal statute, rules or regulation then in force.

          9.4 Expenses. All expenses incident to the Company's performance of or compliance with this Warrant, including without limitation all registration and filing fees, fees and expenses relating to filings with any Exchange, fees and expenses of compliance with securities or Blue Sky laws in jurisdictions reasonably requested by any Seller or underwriter pursuant to Section 9.3(a)(v) (including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and one (1) counsel for the Sellers, independent public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) and underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals attributable to the securities being registered, or legal expenses of any person other than the Company and the Sellers, but including liability insurance if the Company so desires), all the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance (if the Company determines to obtain such insurance) and the fees and expenses incurred in connection with the listing of the securities to be registered on each Exchange on which such securities issued by the Company are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by the Company (if it so desires) in connection with such registration and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. Notwithstanding the foregoing, the Company shall bear the expenses, fees and disbursements of one (1) counsel for all of the Sellers to the extent, and only to the extent, such expenses, fees and disbursements are reasonable.

          9.5 Registration Statement Preparation; Investigation. In connection with the preparation and filing of each registration statement under the Act pursuant to this Section 9, upon the reasonable request of the original holder of the Warrant, the Company shall give such holder under such registration statement, its underwriters, if any, and its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

          9.6 Indemnification.

               a. In the  event of any  registration  of any  securities  of the
Company under the Act, the Company shall, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 9.1 or Section 9.2, the Seller of any Securities covered by such registration statement, its directors, officers and employees, each other person who participates as an underwriter in the offering or sale of such Securities and each other person, if any, who controls such Seller or any such underwriter within the meaning of the Act against any losses, claims, damages, or liabilities (or actions or proceedings whether commenced or threatened in respect thereof), joint or several, to which such Seller or any such director or officer or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Seller and each such director, officer, employee, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically stating it is for use in the preparation thereof and, provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof), or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Act to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such Securities by such Seller.

               b. The Company may require, as a condition to including any Securities in any registration statement filed pursuant to Section 9.3, that the Company shall have received an undertaking satisfactory to it from the prospective Seller, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.6(a)) the Company, each director, officer and employee of the Company, and each other person, if any, who controls the Company within the meaning of the Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer of such Securities by such Seller. In no event shall the liability of any selling Seller hereunder (including without limitation indemnification liability in connection with Section 9.6(d) hereof) be in the aggregate greater in amount than the dollar amount, if any, by which (1) the proceeds received by such Seller upon the sale of the Securities giving rise to such indemnification obligation exceed (2) the purchase or exercise price paid by such Seller for such Securities. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

               c. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 9.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 9.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnified party may assume the defense of such claim, jointly with any other indemnified party that reasonably determines such conflict of interest to exist, and the indemnifying party shall be liable to such indemnified parties for the reasonable legal fees and expenses of one counsel for all such indemnified parties and for other expenses reasonably incurred in connection with the defense thereof incurred by the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

               d. Indemnification and contribution similar to that specified in this Section 9.6 (with appropriate modifications) shall be given by the Company and may be required of each Seller with respect to any required registration or other qualification of Securities under any Federal or state law or regulation of any governmental authority, other than the Act.

               e. The indemnification required by this Section 9.6 shall be made
by  periodic   payments  of  the  amount   thereof  during  the  course  of  the
investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               f. If the indemnification provided for in this Section 9.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any Seller hereunder (including without limitation contribution liability in connection with Section 9.6(d) hereof) be in the aggregate greater in amount than the dollar amount, if any, by which (1) the proceeds received by such Seller upon the sale of the Securities giving rise to such contribution obligation exceed
(2) the purchase or exercise price paid by such Seller for such Securities. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.6(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 9.6(f). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          9.7 Conflicting Rights. The Company hereby represents and covenants that, prior to and as of the Date of Grant the Company has not granted, and after the Date of Grant the Company shall not grant, any registration rights which conflict with the rights under this Section 9.

          9.8 Lock-up Period. If requested by the managing underwriter of an offering for which Shares of such Securityholder have been registered, a Securityholder shall not sell or otherwise transfer or dispose of any Securities held by such Securityholder (other than those included in the registration) during such period following the effective date of such registration as is usual and customary at such time in similar public offerings of similar securities; provided, however, that the Company shall use its reasonable best efforts to cause each holder of a material number of shares of Common Stock to enter into similar "lock-up" agreements in respect of such offering. The obligations described in this Section 9.8 shall not apply to offerings pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.


     10. Additional Rights of the Company and Warrant Holder.


          10.1 Secondary Sales. The Company agrees that it will make reasonable efforts to cooperate with the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company and will make reasonable efforts to cooperate with the holder in arranging the sale of this Warrant to the person or persons making such offer; provided that such notice may be delayed as necessary to comply with state corporate and Federal securities laws.

          10.2 Mergers. In the event that the Company undertakes to (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of, the Company will use its reasonable best efforts to provide at least thirty (30) days notice of the terms and conditions of the proposed transaction. The Company will make reasonable efforts to cooperate with the holder in consummating the sale of this Warrant in connection with any such transaction.

          10.3 Right to Convert Warrant into Common Stock; Net Issuance.

               a. Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right (the "Conversion Right"), at any time and from time to time while the Warrant is exercisable, to convert this Warrant (but only as to an aggregate of one half (or any lesser portion thereof) of the original number of Shares represented by this Warrant (as adjusted pursuant to Section 4 hereof) (the "Net Issuance Warrant")) into shares of Common Stock as provided in this Section
10.3. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of the Net Issuance Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be equal to (A) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of the Net Issuance Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion
Right by (ii) the fair market value of one share of Common Stock on the Conversion Date.

     Expressed as a formula,  such conversion  shall be computed as follows:

     X = A - B
         -----
           Y

     Where:   X =  the  number of shares of  Common  Stock that may be issued to holder

              Y =  the fair market value (FMV) of one share of Common Stock

              A =  the aggregate FMV (i.e., FMV x Converted Warrant Shares)

              B = the aggregate Warrant Price (i.e., Converted Warrant Shares x Warrant Price)

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

               b. Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to the Net Issuance Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

               c.  Determination  of Fair  Market  Value.  For  purposes of this
Section 10.3, "fair market value" of a share of Common Stock shall have the meaning set forth in Section 4(h) above.

               d. Determination of Net Issuance Warrant; Exercise-Only Warrant. The portion of the Warrant that is not the Net Issuance Warrant is referred to herein as the Exercise-Only Warrant, with respect to which Section 10.3 hereof shall not apply. In the event a Warrant holder exercises any portion of its Warrant, or if same is repurchased, such exercise or repurchase shall be deemed to consist of the exercise or repurchase of Exercise-Only Warrants, to the maximum extent possible, unless the Company is otherwise notified by such holder prior to such exercise or repurchase. In the event a Warrant holder transfers any portion of its Warrant, such transfer shall be deemed to consist of the transfer of Exercise-Only Warrants, to the maximum extent possible, unless the Company is otherwise notified by such holder prior to such transfer. In case of any transfer, partial repurchase or partial exercise of this Warrant, the Company shall be entitled to include in any new Warrant a provisions indicating the extent to which, in accordance with the provisions of this Section 10.3(d), such new Warrant is deemed a Net Issuance Warrant or an Exercise-Only Warrant.

          10.4  Warrant Repurchase by the Company.

               a. Mandatory Repurchase. The Company will repurchase, from any source of funds legally available therefore, all outstanding and unexercised Warrants at 5:00 pm (Los Angeles time) on the fifth anniversary of the Date of Grant, in accordance with the provisions of Section 10.4(c) below. The Company shall effect such repurchase by paying to the holder of each unexercised Warrant an amount in cash equal to $1.50 (subject to adjustment pursuant to Section 4 hereof as if such amount were a Warrant Price) multiplied by the number of shares of Common Stock for which such Warrant could be exercised (by the payment of the Warrant Price therefor) as of such date (such product, the "Repurchase Price").

               b. Optional Repurchase. Prior to the second anniversary of the Date of Grant, at the option of the Company, the Company may repurchase certain of the unexercised Warrants at a repurchase price (the "Repurchase Price") set forth in the table below, in the event that the fair market value of a share of Common Stock at the time of the exercise of such optional repurchase right exceeds the "Minimum Fair Market Value" (as set forth in the table below), in accordance with the provisions of Section 10.4(c) below. The maximum number of Warrants repurchasable pursuant to this Section 10.4(b) shall be such number as could be exercised (by the payment of the Warrant Price therefor) for 250,000 shares of Common Stock (subject to adjustment pursuant to Section 4 hereof) as of the date of such repurchase. The Company shall effect such repurchase by paying to the holder of each repurchased unexercised Warrant an amount in cash equal to the applicable Repurchase Price (set forth below) multiplied by the number of shares of Common Stock for which such Warrant could be exercised (by the payment of the Warrant Price therefor) as of the date of such repurchase:

Minimum Fair Market Value     Number of Shares Purchasable
 Vablue of Common Stock             upon Exercise of
  on Repurchase Date*            Repurchasable Warrants*       Repurchase Price*
  -------------------            -----------------------       -----------------

        $12.00                           62,500                     $1.50
        $15.00                           62,500                     $2.00
        $18.00                           62,500                     $2.50
        $21.00                           62,500                     $3.00

* As adjusted by the application of Section 4 hereof.

               c. Method of Repurchase. At least 10 but no more than 20 days prior to the repurchase of any unexercised Warrant pursuant to this Section 10.4, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of any unexercised Warrant to be repurchased, at the address last shown on the records of the Company for such holder, notifying such holder of the repurchase to be effected, specifying the number of shares of Common Stock for which the Warrant being repurchased could be exercised (by the payment of the Warrant Price therefor) as of such date, the date and time of such repurchase, the Repurchase Price, and the place at which payment may be obtained, calling upon such holder to surrender to the Company, in the manner and place designated, such unexercised Warrants being repurchased pursuant to this Section 10.4; provided, however, that (i) the number of shares of Common Stock for which the Warrant being repurchased could be exercised (by the payment of the Warrant Price therefor) as of such date and (ii) the Repurchase Price, as each is set forth in such notice, shall be estimates only, the actual amounts being determined pursuant to Section 10.4(a) or 10.4(b), as applicable, on and as of the date set forth for such repurchase. With respect to
Section 10.4(b) above, the fair market value of a share of Common Stock (purchasable upon exercise of the Warrants proposed to be repurchased) must equal or exceeded the Minimum Fair Market Value on the date of such notice as well as on the date of the noticed repurchase for such repurchase to occur. On or after the date designated for repurchase, each holder of Warrants to be repurchased shall surrender to the Company certificates or other documents representing such Warrants, in the manner and at the place designated in the repurchase notice, and thereupon (i) the Repurchase Price with respect to such repurchased Warrant shall be payable to the order of the holder of record of such Warrant, and each repurchased Warrant shall be cancelled. In the event less than all of the unexercised Warrants represented by any such certificate or other document is repurchased, a new certificate or document shall be issued representing the Warrants to the extent not repurchased. From and after the designated repurchase date, unless there shall have been a default in the payment of the Repurchase Price, all rights of the holders of unexercised Warrants designated for repurchase, as holders of such Warrants, shall cease except with respect to the right to receive the Repurchase Price therefor. Any repurchase of Warrants pursuant to this Section 10.4 shall be made pro rata with respect to all holders of record of unexercised Warrants as of the date of repurchase.

          11.  Representations  and  Warranties.   The  Company  represents  and
warrants to the holder of this Warrant as follows, as of the Date of Grant:


               a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

               b. The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

               c. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the articles or certificate of incorporation of the Company, as amended to the Date of Grant (as so amended, the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

               d. (1) The  execution  and  delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant (to the extent such Warrant is then held by Foothill Capital Corporation) in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;

                  (1) The  issuance of the Shares upon  exercise of this Warrant
(to the extent such Warrant has been transferred by Foothill Capital Corporation) in accordance with the terms hereof will not be inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices (which filings will be effected by the time required thereby), or the filing of registration statements and the delivery of prospectuses, pursuant to federal and state securities laws;

               e. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

               f. The authorized capital stock of the Company consists of Twenty Million (20,000,000) shares of Common Stock, $0.001 par value per share, of which approximately Eight Million Nine Hundred Fourteen Thousand Five Hundred Fifty-Seven (8,914,557) shares were issued and outstanding as of the close of business on the Date of Grant, and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share, of which Eight (8) shares of Series A Convertible Preferred Stock were issued and outstanding as of the Date of Grant. All such outstanding shares have been validly issued and are fully paid, nonassessable shares free of preemptive rights;

               g. Other than the Warrants, pursuant to director or employee benefit plans of the Company which (except in the case of certain tax-qualified plans) have been approved by the Company's stockholders, or as disclosed in the Company's most recent Proxy Statement and Form 10-K, there are no subscriptions, rights, options, warrants, or calls relating to any shares of the Company's capital stock, including any right of conversion or exchange under any outstanding security or other instrument; and

               h. Other than the Warrants or except as disclosed in the Company's most recent Proxy Statement and Form 10-K, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

     12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by private courier or certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Descriptive   Headings.   The  descriptive  headings  of  the  several
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20. Acceptance. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

     21. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS  WHEREOF,  LaserSight  Incorporated has caused this
Warrant to be executed on its behalf by one of its officers thereunto duly authorized.


                                      LASERSIGHT INCORPORATED



                                      By:  /s/ Michael R. Farris
                                         ------------------------
                                        Name: Michael Farris
                                        Title: President/Chief Executive Officer

                                        Address: 12161 Lackland Road
                                                 St. Louis, Missouri 63146

Date: March 31, 1997